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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     September 9, 2004 (September 7, 2004)
                     -------------------------------------


                             RURBAN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


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
                     Ohio                                    0-13507                            34-1395608
                     ----                                    -------                            ----------
         (State or other jurisdiction                (Commission File Number)                  (IRS Employer
      of incorporation or organization)                                                     Identification No.)
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                     401 Clinton Street Defiance, Ohio 43512
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events
                  ------------

                  On September 3, 2004, Rurban Financial Corp. (the "Company") received permission from the Federal Reserve Bank and the Ohio Department of Financial Institutions to pay the previously accrued current and deferred dividends on its $10 million issue of Trust Preferred Securities (the "Dividends"). The Company paid the Dividends on September 7, 2004, the semi-annual interest payment date for the Trust Preferred Securities. The Company issued a press release on September 8, 2004 announcing that it had received permission to pay the Dividends. A copy of the press release is attached as Exhibit 99 and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  99 Press release dated September 8, 2004 announcing that Rurban Financial Corp. had received permission to pay the previously accrued current and deferred trust preferred dividends on its $10 million issue of Trust Preferred Securities.















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RURBAN FINANCIAL CORP.


Dated: September 9, 2004         By: /s/ James E. Adams
                                     -------------------------------------------
                                     James E. Adams
                                     Executive Vice President and
                                     Chief Financial Officer


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